Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Delco Remy International, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas J. Snyder, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/s/ THOMAS J. SNYDER

Thomas J. Snyder President and Chief Executive Officer

August 8, 2003

A signed original of this written statement required by Section 906 has been provided to Delco Remy International, Inc. and will be retained by Delco Remy International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.